SCHEDULE 14C INFORMATION

Information Statement pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Morningstar Funds Trust

(Name of Registrant as Specified in Its Charter)

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MORNINGSTAR FUNDS TRUST

22 W. Washington Street Chicago, IL 60602

Morningstar Total Return Bond Fund

Morningstar U.S. Equity Fund

Morningstar Unconstrained Allocation Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the Internet relating to the Morningstar Total Return Bond Fund, Morningstar U.S. Equity Fund and Morningstar Unconstrained Allocation Fund (each a “Fund,” and, collectively, the “Funds”), each a series of Morningstar Funds Trust (the “Trust”). We encourage you to access and review all the important information contained in the Information Statement.

Please see a summary of the changes below:

Fund	Material Event
Morningstar Total Return Bond Fund	Change in control requiring a new subadvisory agreement – Western Asset Management Company, LLC

Morningstar U.S. Equity Fund	Change in control requiring a new subadvisory agreement — ClearBridge Investments, LLC

Morningstar Unconstrained Allocation Fund	Change in control requiring a new subadvisory agreement — Brandywine Global Investment Management, LLC

The Information Statement describes a recent change involving the investment management of the Funds. Morningstar Investment Management LLC (“MIM”), as investment adviser to the Funds, has overall supervisory responsibility for the general management and investment of each Fund’s portfolio. Each Fund is managed in a multimanager structure, whereby MIM allocates assets among one or more asset managers to serve as subadvisers for the Fund. Under an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), MIM is permitted to select new subadvisers, change the terms of agreements with the subadvisers or continue the employment of a subadviser after an event that would otherwise cause the automatic termination of services, in each case without obtaining approval from shareholders, provided that the Trust’s Board of Trustees (the “Board”) approves the arrangement.

Western Asset Management Company, LLC (“Western”) is an SEC-registered investment adviser based in Pasadena, California. Western has managed a segment of the Morningstar Total Return Bond Fund’s assets since its inception in November 2018. Effective July 31, 2020, a change in the ownership structure of Western occurred, which resulted in the automatic termination of the subadvisory agreement that was then in effect between Western and MIM with respect to the Morningstar Total Return Bond Fund. In connection with such change in ownership, on June 25, 2020, the Board approved a new subadvisory agreement between MIM and Western, which took effect on July 31, 2020 and pursuant to which Western currently serves as a subadviser to the Morningstar Total Return Bond Fund. BlackRock Financial Management, Inc. continues to serve as a subadviser to the Morningstar Total Return Bond Fund. A more detailed description of Western and its investment operations and information about the new subadvisory agreement with Western is included in the Information Statement.

ClearBridge Investments, LLC (“ClearBridge”) is an SEC-registered investment adviser based in New York, New York. ClearBridge has managed a segment of the Morningstar U.S. Equity Fund’s assets since its inception in November 2018. Effective July 31, 2020, a change in the ownership structure of ClearBridge occurred, which resulted in the automatic termination of the subadvisory agreement that was then in effect between ClearBridge and MIM with respect to the Morningstar U.S. Equity Fund. In connection with such change in ownership, on June 25, 2020, the Board approved a new subadvisory agreement between MIM and ClearBridge, which took

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effect on July 31, 2020 and pursuant to which ClearBridge currently serves as a subadviser to the Morningstar U.S. Equity Fund. Diamond Hill Capital Management, Inc.; Levin Easterly Partners LLC; MFS Investment Management; Wasatch Advisors, Inc.; and Westwood Management Corporation continue to serve as subadvisers to the Morningstar U.S. Equity Fund. A more detailed description of ClearBridge and its investment operations and information about the new subadvisory agreement with ClearBridge is included in the Information Statement.

Brandywine Global Investment Management, LLC (“Brandywine”) is an SEC-registered investment adviser based in Philadelphia, Pennsylvania. Brandywine has managed a segment of the Morningstar Unconstrained Allocation Fund’s assets since May 2019. Effective July 31, 2020, a change in the ownership structure of Brandywine occurred, which resulted in the automatic termination of the subadvisory agreement that was then in effect between Brandywine and MIM with respect to the Morningstar Unconstrained Allocation Fund. In connection with such change in ownership, on June 25, 2020, the Board approved a new subadvisory agreement between MIM and Brandywine, which took effect on July 31, 2020 and pursuant to which Brandywine currently serves as a subadviser to the Morningstar Unconstrained Allocation Fund. Lazard Asset Management LLC continues to serve as a subadviser to the Morningstar Unconstrained Allocation Fund. A more detailed description of Brandywine and its investment operations and information about the new subadvisory agreement with Brandywine is included in the Information Statement.

This Notice of Internet Availability of the Information Statement is being mailed on or about October 28, 2020 to shareholders of each Fund as of October 28, 2020. Only one Notice of Internet Availability is being delivered to multiple security holders sharing an address unless the Trust has received contrary instructions from one or more of the security holders. Security holders who wish to receive separate copies of notices in the future, and security holders sharing an address who wish to receive a single copy if they currently are receiving multiple copies, should contact the Fund at the address, phone number, or e-mail listed below.

The full Information Statement will be available for printing on the Funds’ website at http://connect.rightprospectus.com/Morningstar until January 27, 2021. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting Morningstar Funds Trust, 22 W. Washington Street, Chicago, Illinois 60602, by calling (877) 626-3224 or by sending an email to MorningstarFunds@ntrs.com. If you would like to receive a paper or email copy of the full Information Statement, you must request one.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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MORNINGSTAR FUNDS

TRUST

22 W. Washington Street

Chicago, IL 60602

October 28, 2020

Dear Shareholders of the Morningstar Total Return Bond Fund, Morningstar U.S. Equity Fund and Morningstar Unconstrained Allocation Fund:

I wish to notify you of a recent change involving the investment management of the Morningstar Total Return Bond Fund, Morningstar U.S. Equity Fund and Morningstar Unconstrained Allocation Fund (each, a “Fund” and collectively, the “Funds”), each a series of Morningstar Funds Trust (the “Trust”). Please see a summary of the changes below:

Fund	Material Event
Morningstar Total Return Bond Fund	Change in control requiring a new subadvisory agreement – Western Asset Management Company, LLC

Morningstar U.S. Equity Fund	Change in control requiring a new subadvisory agreement — ClearBridge Investments, LLC

Morningstar Unconstrained Allocation Fund	Change in control requiring a new subadvisory agreement — Brandywine Global Investment Management, LLC

Morningstar Investment Management LLC (“MIM”), as investment adviser to the Funds, has overall supervisory responsibility for the general management and investment of each Fund’s portfolio. Each Fund is managed in a multimanager structure, whereby MIM allocates assets among one or more asset managers to serve as subadvisers for the Fund. Under an exemptive order (the “Exemptive Order”) from the U.S. Securities and Exchange Commission (the “SEC”), MIM is permitted to select new subadvisers, change the terms of agreements with the subadvisers or continue the employment of a subadviser after an event that would otherwise cause the automatic termination of services, in each case, without obtaining approval from shareholders, provided that the Trust’s Board of Trustees (the “Board”) approves the arrangement. The attached Information Statement provides information required by the Exemptive Order and SEC rules regarding the changes in control of pre-existing subadvisers for the Funds. The Information Statement will be available on the Funds’ website at http://connect.rightprospectus.com/Morningstar until January 27, 2021. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting Morningstar Funds Trust, 22 W. Washington Street, Chicago, Illinois 60602, by calling (877) 626-3224 or by sending an email to MorningstarFunds@ntrs.com.

Western Asset Management Company, LLC (“Western”) is an SEC-registered investment adviser based in Pasadena, California. Western has managed a segment of the Morningstar Total Return Bond Fund’s assets since its inception in November 2018. Effective July 31, 2020, a change in the ownership structure of Western occurred, which resulted in the automatic termination of the subadvisory agreement that was then in effect between Western and MIM with respect to the Morningstar Total Return Bond Fund. In connection with such change in ownership, on June 25, 2020, the Board approved a new subadvisory agreement between MIM and Western, which took effect on July 31, 2020 and pursuant to which Western currently serves as a subadviser to the Morningstar Total Return Bond Fund. BlackRock Financial Management, Inc. continues to serve as a subadviser to the Morningstar Total Return Bond Fund. A more detailed description of Western and its investment operations and information about the new subadvisory agreement with Western is included in the attached Information Statement.

ClearBridge Investments, LLC (“ClearBridge”) is an SEC-registered investment adviser based in New York, New York. ClearBridge has managed a segment of the Morningstar U.S. Equity Fund’s assets since its inception in November 2018. Effective July 31, 2020, a change in the ownership structure of ClearBridge occurred, which resulted in the automatic termination of the subadvisory agreement that was then in effect between ClearBridge and MIM with respect to the Morningstar U.S. Equity Fund. In connection with such change in ownership, on June 25, 2020, the Board approved a new subadvisory agreement between MIM and ClearBridge, which took effect on July 31, 2020 and pursuant to which ClearBridge currently serves as a subadviser to the Morningstar U.S. Equity Fund. Diamond Hill Capital Management, Inc.; Levin Easterly Partners LLC; MFS Investment Management; Wasatch Advisors, Inc.; and Westwood Management Corporation continue to serve as subadvisers to the Morningstar U.S. Equity Fund. A more detailed description of ClearBridge and its investment operations and information about the new subadvisory agreement with ClearBridge is included in the attached Information Statement.

Brandywine Global Investment Management, LLC (“Brandywine”) is an SEC-registered investment adviser based in Philadelphia, Pennsylvania. Brandywine has managed a segment of the Morningstar Unconstrained Allocation Fund’s assets since May 2019. Effective July 31, 2020, a change in the ownership structure of Brandywine occurred, which resulted in the automatic termination of the subadvisory agreement that was then in effect between Brandywine and MIM with respect to the Morningstar Unconstrained Allocation Fund. In connection with such change in ownership, on June 25, 2020, the Board approved a new subadvisory agreement between MIM and Brandywine, which took effect on July 31, 2020 and pursuant to which Brandywine currently serves as a subadviser to the Morningstar Unconstrained Allocation Fund. Lazard Asset Management LLC continues to serve as a subadviser to the Morningstar Unconstrained Allocation Fund. A more detailed description of Brandywine and its investment operations and information about the new subadvisory agreement with Brandywine is included in the attached Information Statement.

I encourage you to read the attached Information Statement, which contains information about the new subadvisory agreements with Western, ClearBridge and Brandywine.

Sincerely,

/s/ Daniel E. Needham
Daniel E. Needham
Trustee, President and Principal Executive Officer, Morningstar Funds Trust

MORNINGSTAR FUNDS

TRUST

22 W. Washington Street

Chicago, IL 60602

INFORMATION STATEMENT

October 28, 2020

This Information Statement is being furnished on behalf of Morningstar Funds Trust (the “Trust”) to inform shareholders about a recent change involving the investment management of the Morningstar Total Return Bond Fund, Morningstar U.S. Equity Fund and Morningstar Unconstrained Allocation Fund (each, a “Fund” and collectively, the “Funds”). Please see a summary of the changes below:

Fund	Material Event
Morningstar Total Return Bond Fund	Change in control requiring a new subadvisory agreement – Western Asset Management Company, LLC

Morningstar U.S. Equity Fund	Change in control requiring a new subadvisory agreement — ClearBridge Investments, LLC

Morningstar Unconstrained Allocation Fund	Change in control requiring a new subadvisory agreement — Brandywine Global Investment Management, LLC

Western Asset Management Company, LLC (“Western”) is an SEC-registered investment adviser based in Pasadena, California. Western has managed a segment of the Morningstar Total Return Bond Fund’s assets since its inception in November 2018. Effective July 31, 2020, a change in the ownership structure of Western occurred, which resulted in the automatic termination of the subadvisory agreement that was then in effect between Western and Morningstar Investment Management LLC (“MIM” or the “Adviser”) with respect to the Morningstar Total Return Bond Fund (the “Original Western Agreement”). In connection with Western’s pending change in ownership, on June 25, 2020, the Trust’s Board of Trustees (the “Board” or the “Trustees”) approved a new subadvisory agreement between MIM and Western, which took effect on July 31, 2020 (the “New Western Agreement”) and pursuant to which Western currently serves as a subadviser to the Fund. BlackRock Financial Management, Inc. continues to serve as a subadviser to the Morningstar Total Return Bond Fund.

ClearBridge Investments, LLC (“ClearBridge”) is an SEC-registered investment adviser based in New York, New York. ClearBridge has managed a segment of the Morningstar U.S. Equity Fund’s assets since its inception in November 2018. Effective July 31, 2020, a change in the ownership structure of ClearBridge occurred, which resulted in the automatic termination of the subadvisory agreement that was then in effect between ClearBridge and MIM with respect to the Morningstar U.S. Equity Fund (the “Original ClearBridge Agreement”). In connection with ClearBridge’s pending change in ownership, on June 25, 2020, the Trust’s Board approved a new subadvisory agreement between MIM and ClearBridge, which took effect on July 31, 2020 (the “New ClearBridge Agreement”) and pursuant to which ClearBridge currently serves as a subadviser to the Fund. Diamond Hill Capital Management, Inc.; Levin Easterly Partners LLC; MFS Investment Management; Wasatch Advisors, Inc.; and Westwood Management Corporation continue to serve as subadvisers to the Morningstar U.S. Equity Fund.

Brandywine Global Investment Management, LLC (“Brandywine”) is an SEC-registered investment adviser based in Philadelphia, Pennsylvania. Brandywine has managed a segment of the Morningstar Unconstrained Allocation Fund’s assets since May 2019. Effective July 31, 2020, a change in the ownership structure of Brandywine occurred, which resulted in the automatic termination of the subadvisory agreement that was then in effect between Brandywine and MIM with respect to the Morningstar Unconstrained Allocation Fund (the “Original Brandywine Agreement”). In connection with Brandywine’s pending change in ownership, on June 25, 2020, the Trust’s Board approved a new subadvisory agreement between MIM and Brandywine, which took effect on July 31, 2020 (the “New Brandywine Agreement”) and pursuant to which Brandywine currently serves as a subadviser to the Fund. Lazard Asset Management LLC continues to serve as a subadviser to the Morningstar Unconstrained Allocation Fund.

The New Western Agreement, New ClearBridge Agreement and New Brandywine Agreement (collectively, the “New Subadvisory Agreements”) were approved by the Board upon the recommendation of the Adviser without shareholder approval, as is permitted by an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 15, 2017 (the “Exemptive Order”). A Notice of Internet Availability of this Information Statement is being mailed on or about October 28, 2020 to shareholders of record of the Funds as of October 28, 2020. Only one Information Statement is being delivered to multiple security holders sharing an address unless the Trust has received contrary instructions from one or more of the security holders. Security holders who wish to receive separate copies of notices in the future, and security holders sharing an address who wish to receive a single copy if they currently are receiving multiple copies, should contact the Fund at the address, phone number, or e-mail listed below.

This Information Statement will be available on the Funds’ website at http://connect.rightprospectus.com/Morningstar until January 27, 2021. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Morningstar Funds Trust, 22 W. Washington Street, Chicago, Illinois 60602, by calling (877) 626-3224 or by sending an email to MorningstarFunds@ntrs.com. The Funds will pay the costs associated with preparing and distributing this Information Statement to the Funds’ shareholders, subject to recoupment of such costs from Western, ClearBridge and Brandywine.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

MIM is the investment adviser for each series of the Trust, including the Funds. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as an investment adviser (including as a subadviser) of the mutual fund. The Trust and MIM have obtained the Exemptive Order from the SEC, which permits MIM, subject to certain conditions and approval by the Board, to select new subadvisers, change the terms of agreements with existing subadvisers or continue the employment of a subadviser after an event that would otherwise cause the automatic termination of services, in each case, without obtaining approval from shareholders. Under the Exemptive Order, MIM acts as a manager of managers for each Fund and is responsible for allocating the Fund’s assets to one or more subadvisers, overseeing the provision of portfolio management services to the Fund by the subadvisers and recommending the hiring or changing of subadvisers to the Board.

Consistent with the terms of the Exemptive Order, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) (the “Independent Trustees”), authorized MIM to appoint Western, ClearBridge and Brandywine (each, a “Subadviser,” and, collectively, the “Subadvisers”) as the subadvisers to the respective Funds and approved the New Subadvisory Agreements.

The Trust and the Adviser must comply with certain conditions when acting in reliance on the relief granted in the Exemptive Order. These conditions require, among other things, that within ninety days of entering into a subadvisory agreement, the affected fund will notify its shareholders of the changes. This Information Statement provides such notice of the changes and offers details regarding the Subadvisers and the New Subadvisory Agreements.

INVESTMENT ADVISORY ARRANGEMENTS

The Investment Adviser

MIM, located at 22 W. Washington Street, Chicago, IL 60602, serves as investment adviser to the Funds. MIM is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

MIM provides investment advisory services to the Funds pursuant to the Investment Advisory Agreement between the Trust and MIM dated April 30, 2018 (the “Advisory Agreement”). As the Funds’ adviser, MIM has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio and, subject to review and approval by the Board, sets each Fund’s overall investment strategies. MIM is also responsible for the oversight and evaluation of each Fund’s subadvisers. MIM is responsible for hiring, terminating and replacing subadvisers, subject to Board approval. Before hiring a subadviser, MIM performs due diligence on the subadviser, including, but not limited to, quantitative and qualitative analysis of the subadviser’s investment process, risk management and historical performance. MIM is responsible for establishing the target allocation of Fund assets to each subadviser and may adjust the target allocations at its discretion. MIM is also responsible for periodically reallocating the portfolio among the subadvisers, the timing and degree of which will be determined by MIM.

For providing these services to the Funds, the Trust pays MIM an advisory fee at the annual rate of 0.44% of the Morningstar Total Return Bond Fund’s average daily net assets, an annual rate of 0.67% of the Morningstar U.S. Equity Fund’s average daily net assets and an annual rate of 0.47% of the Morningstar Unconstrained Allocation Fund’s average daily net assets.

MIM has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended (the “Code”)) to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (“AFFE”), short sale dividend and interest expenses, litigation expenses and extraordinary expenses) do not exceed 0.53% for the Morningstar Total Return Bond Fund, 0.85% for the Morningstar U.S. Equity Fund and 1.00% for the Morningstar Unconstrained Allocation Fund (collectively, the “Base Expense Limitation Agreement”). In addition to the Base Expense Limitation Agreement, MIM has also contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Code) to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses and extraordinary expenses) do not exceed 0.54% for the Morningstar Total Return Bond Fund, 0.85% for the Morningstar U.S. Equity Fund and 0.93% for the Morningstar Unconstrained Allocation Fund (collectively, the “Supplemental Expense Limitation Agreement”). Prior to August 31, 2021, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s Board) and MIM or automatically upon the termination of the Advisory Agreement between the Trust and MIM.

After giving effect to the Base Expense Limitation Agreement and the Supplemental Expense Limitation Agreement, for the fiscal period ended April 30, 2020, the Morningstar Total Return Bond Fund paid MIM advisory fees equal to $803,483, the Morningstar U.S. Equity Fund paid MIM advisory fees equal to $4,422,024 and the Morningstar Unconstrained Allocation Fund paid MIM advisory fees equal to $183,287.

For the fiscal period ended April 30, 2020, the Morningstar Total Return Bond Fund, Morningstar U.S. Equity Fund and Morningstar Unconstrained Allocation Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses and extraordinary expenses) were above their applicable expense caps and, as a result, MIM waived a portion of its investment advisory fees and/or made payments to limit Fund expenses.

The following Trustee and officers of the Trust are also officers and/or employees of the Adviser or its affiliates: Daniel E. Needham serves as Trustee and President and Principal Executive Officer of the Trust and as President of Morningstar, Inc.’s (“Morningstar”) investment management group, MIM and Morningstar Investment Services LLC, and Mr. Needham also serves as Chief Investment Officer of Morningstar’s investment management group; Illinan Sary serves as Assistant Treasurer of the Trust and as Mutual Fund Accounting Director at MIM; D. Scott Schilling serves as Chief Compliance Officer (“CCO”), Anti-Money Laundering (“AML”) Compliance Officer and Secretary of the Trust and as Global CCO at Morningstar; and F. Allen Bliss serves as Assistant Secretary of the Trust and as Associate General Counsel and Assistant Corporate Secretary for Morningstar. The address of these individuals is 22 W. Washington Street, Chicago, Illinois 60602.

Western Asset Management Company, LLC (Subadviser for the Morningstar Total Return Bond Fund)

Western, 385 East Colorado Boulevard, Pasadena, CA 91101, is registered as an investment adviser with the SEC and was founded in 1971. Western operates as a group of coordinated sister companies located in various jurisdictions, and is headquartered in Pasadena, California. Western is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Western has managed a segment of the Morningstar Total Return Bond Fund’s assets since its inception in November 2018.

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) (NYSE: BEN), located at One Franklin Parkway, San Mateo, California 94403, acquired Legg Mason in an all-cash transaction (the “Transaction”). As a result of the Transaction, Western is now an indirect, wholly-owned subsidiary of Franklin Resources, a publicly traded holding company that, together with its various subsidiaries, is referred to as Franklin Templeton Investments, a global investment management organization offering investment services.

The Transaction constituted a “change in control” of Western under the applicable provisions of the 1940 Act and, therefore, an “assignment” and automatic termination of the Original Western Agreement. In anticipation of such automatic termination of the Original Western Agreement, a New Western Agreement was approved by the Board at a meeting held on June 25, 2020 (the “June 2020 Meeting”). The New Western Agreement took effect on July 31, 2020.

Western is not an affiliated person of the Trust or MIM and discharges its responsibilities subject to the oversight of MIM. Western is compensated out of the fees MIM receives from the Morningstar Total Return Bond Fund. There will be no increase in the advisory fees paid by the Fund to MIM because of the approval of the New Western Agreement. The fees paid by MIM to Western depend upon the fee rates negotiated with Western and MIM.

The name, principal occupation and address of the principal executive officer and directors of Western are listed below:

Name	Position(s) with Western	Address
James William Hirschmann	President, Chief Executive Officer, Director	385 E. Colorado Blvd. Pasadena, CA 91101
Kevin Ehrlich	Chief Compliance Officer	385 E. Colorado Blvd. Pasadena, CA 91101
Charles Antony Ruys de Perez	General Counsel and Secretary	385 E. Colorado Blvd. Pasadena, CA 91101
Jennifer Williams Murphy	Chief Operating Officer, Director	385 E. Colorado Blvd. Pasadena, CA 91101
Marzo Benardi	Director of Client Service and Marketing	385 E. Colorado Blvd. Pasadena, CA 91101
Dennis McNamara	Director of Portfolio Operations	385 E. Colorado Blvd. Pasadena, CA 91101

Name	Position(s) with Western	Address
Jennifer Morrow Johnson	Non-Employee Director	One Franklin Parkway San Mateo, CA 94403
Matthew Nicholls	Non-Employee Director	One Franklin Parkway San Mateo, CA 94403
Jed Andrew Plafker	Non-Employee Director	One Franklin Parkway San Mateo, CA 94403

No officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of Western. In addition, since the Trust’s most recently completed fiscal year, no Trustee has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Western, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the Trust’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Western or its parents or subsidiaries.

ClearBridge Investments, LLC (Subadviser for the Morningstar U.S. Equity Fund)

ClearBridge, 620 Eighth Avenue, New York, NY 10018, has been registered with the SEC as an investment adviser since 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202. ClearBridge has managed a segment of the Morningstar U.S. Equity Fund’s assets since its inception in November 2018.

As a result of the Transaction described above, Western is now an indirect, wholly-owned subsidiary of Franklin Resources, a publicly traded holding company that, together with its various subsidiaries, is referred to as Franklin Templeton Investments, a global investment management organization offering investment services.

The Transaction constituted a “change in control” of ClearBridge under the applicable provisions of the 1940 Act and, therefore, an “assignment” and automatic termination of the Original Clearbridge Agreement. In anticipation of such automatic termination of the Original ClearBridge Agreement, a New ClearBridge Agreement was approved by the Board at the June 2020 Meeting. The New ClearBridge Agreement took effect on July 31, 2020.

ClearBridge is not an affiliated person of the Trust or MIM and discharges its responsibilities subject to the oversight of MIM. ClearBridge is compensated out of the fees MIM receives from the Morningstar U.S. Equity Fund. There will be no increase in the advisory fees paid by the Fund to MIM because of the approval of the New ClearBridge Agreement. The fees paid by MIM to ClearBridge depend upon the fee rates negotiated with ClearBridge and MIM.

The name, principal occupation and address of the principal executive officer and directors of ClearBridge are listed below:

Name	Position(s) with ClearBridge	Address
Barbara Brooke Manning	Chief Compliance Officer, General Counsel	620 8th Avenue New York, NY 10018
Harry David Cohen	Co-Chief Investment Officer	620 8th Avenue New York, NY 10018
Terrence James Murphy	President, Chief Executive Officer, Director	620 8th Avenue New York, NY 10018
Cynthia Karen List	Chief Financial Officer, Director	620 8th Avenue New York, NY 10018
Scott Keith Glasser	Co-Chief Investment Officer, Director	620 8th Avenue New York, NY 10018

Name	Position(s) with ClearBridge	Address
Jennifer Morrow Johnson	Director	One Franklin Parkway San Mateo, CA 94403
Jed Andrew Plafker	Director	One Franklin Parkway San Mateo, CA 94403
Gwen Louise Shaneyfelt	Director	One Franklin Parkway San Mateo, CA 94403
Matthew Nicholls	Director	One Franklin Parkway San Mateo, CA 94403

No officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of ClearBridge. In addition, since the Trust’s most recently completed fiscal year, no Trustee has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which ClearBridge, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the Trust’s most recently completed fiscal year, none of the Trustees purchased or sold securities of ClearBridge or its parents or subsidiaries.

Brandywine Global Investment Management, LLC (Subadviser for the Morningstar Unconstrained Allocation Fund)

Brandywine, 1735 Market Street, Suite 1800, Philadelphia, PA 19103, is registered as an investment adviser with the SEC and was founded in 1986. Brandywine is a wholly-owned subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202. Brandywine has managed a segment of the Morningstar Unconstrained Allocation Fund’s assets since its inception in November 2018.

As a result of the Transaction described above, Western is now an indirect, wholly-owned subsidiary of Franklin Resources, a publicly traded holding company that, together with its various subsidiaries, is referred to as Franklin Templeton Investments, a global investment management organization offering investment services.

The Transaction constituted a “change in control” of Brandywine under the applicable provisions of the 1940 Act and, therefore, an “assignment” and automatic termination of the Original Brandywine Agreement. In anticipation of such automatic termination of the Original Brandywine Agreement, a New Brandywine Agreement was approved by the Board at the June 2020 Meeting. The New Brandywine Agreement took effect on July 31, 2020.

Brandywine is not an affiliated person of the Trust or MIM and discharges its responsibilities subject to the oversight of MIM. Brandywine is compensated out of the fees MIM receives from the Morningstar Unconstrained Allocation Fund. There will be no increase in the advisory fees paid by the Fund to MIM because of the approval of the New Brandywine Agreement. The fees paid by MIM to Brandywine depend upon the fee rates negotiated with Brandywine and MIM.

The name, principal occupation and address of the principal executive officer and directors of Brandywine are listed below:

Name	Position(s) with Brandywine	Address
Mark Paul Glassman	Chief Administrative Officer	1735 Market Street, Suite 1800, Philadelphia, PA 19103
Christopher David Marzullo	General Counsel & Chief Compliance Offier	1735 Market Street, Suite 1800, Philadelphia, PA 19103
David Fenno Hoffman	Elected Manager – Senior Managing Director	1735 Market Street, Suite 1800, Philadelphia, PA 19103
Adam Benjamin Spector	Elected Manager – Managing Partner	1735 Market Street, Suite 1800, Philadelphia, PA 19103

Name	Position(s) with Brandywine	Address
Henry Fred Otto	Elected Manager – Senior Managing Director	1735 Market Street, Suite 1800, Philadelphia, PA 19103
Steven Mathew Tonkovich	Senior Managing Director	1735 Market Street, Suite 1800, Philadelphia, PA 19103
Stephen Scott Smith	Senior Managing Director	1735 Market Street, Suite 1800, Philadelphia, PA 19103
Patrick Stanley Kaser	Senior Managing Director	1735 Market Street, Suite 1800, Philadelphia, PA 19103
Jed Andrew Plafker	Elected Manager	One Franklin Parkway San Mateo, CA 94403
Matthew Nicholls	Elected Manager	One Franklin Parkway San Mateo, CA 94403

No officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of Brandywine. In addition, since the Trust’s most recently completed fiscal year, no Trustee has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Brandywine, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the Trust’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Brandywine or its parents or subsidiaries.

The New Subadvisory Agreements

As noted above, the New Subadvisory Agreements were approved by the Board at the June 2020 Meeting, which was called for the purpose, among others, of approving the New Subadvisory Agreements, each for a term of no more than two years.

After the initial term, continuance of the New Subadvisory Agreements will require the annual approval of the Board, including a majority of the Independent Trustees. The New Subadvisory Agreements provide that each will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Advisory Agreement, except as otherwise provided by applicable law or the Exemptive Order.

Following the above-described change in the ownership structure of Western, ClearBridge and Brandywine, the Original Western Agreement, the Original ClearBridge Agreement and the Original Brandywine Agreement were terminated on July 31, 2020 (collectively, the “Original Subadvisory Agreements”). The material terms of the New Subadvisory Agreements, other than the effective date, are identical to the terms of the Original Subadvisory Agreements.

The Original Subadvisory Agreements were last approved by the Board at an in-person meeting held on March 9, 2018 and were approved by each Fund’s initial shareholder on July 2, 2018.

Each New Subadvisory Agreement provides that each Subadviser, subject to the oversight of MIM and the Board, is responsible for, among other things: (i) conducting a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of their respective segment of the Fund’s portfolio; (ii) making investment decisions; and (iii) placing orders for the investment and reinvestment of segment assets, subject to the stated investment policies and restrictions of the respective Funds as set forth in the prospectus and statement of additional information, as supplemented or amended from time to time, and subject to the directions of the MIM and the Board.

The New Subadvisory Agreements also provide that the Subadvisers are responsible for expenses related to their activities under the New Subadvisory Agreements other than the expenses of the Trust, the Funds and MIM, including, but not limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Funds and any losses incurred in connection therewith; expenses of holding or carrying segment assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to segment assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the respective Subadviser); expenses for legal, accounting and auditing services rendered to the Trust or the Funds; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution dividends; charges of the Funds’ custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other changes in connection with the shipment of the Funds’ portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses of the Trust or the Funds. The New Subadvisory Agreements provide for the Subadvisers to be compensated from the fees that the MIM receives from the Funds based on the average daily net assets of the Funds that are allocated to the Subadvisers.

The New Subadvisory Agreements may be terminated at any time, without the payment of any penalty by: (i) by vote of a majority of the Board or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act) or by the Adviser, in each case, upon not less than sixty days’ written notice to the respective Subadviser; (ii) by the Adviser or respective Subadviser in the event of a material breach of any provision of the respective New Subadvisory Agreement by any party; provided, however, that the breaching party (or parties) shall have ten days after the receipt of notice of such breach from the other party to cure such breach; or (iii) by the respective Subadviser upon not less than sixty days’ written notice to the Adviser and the Trust.

The New Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the respective Subadviser or a reckless disregard of its duties thereunder, the Subadviser, its affiliates and its control persons shall not be subject to any expenses or liability to the Adviser, the Trust or the respective Fund, in connection with the matters to which the New Subadvisory Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of segment assets.

Board Approval of the New Subadvisory Agreements

At the June 2020 Meeting, MIM recommended that the Board approve the New Subadvisory Agreements. The Adviser’s recommendation to continue the subadvisory relationship with each Subsdviser was based on a number of factors, including (among others, described below) that the terms of the proposed New Subadvisory Agreements were similar, in all material respects other than the effective date, to the Original Subadvisory Agreements that were approved by the Board at the meeting held on March 11, 2020 (the “March Meeting”). In order to permit each Subadviser to continue to provide investment advisory services to the applicable Funds, the Board considered and approved the New Subadvisory Agreements, to become effective following the Transaction.

The material factors considered and the conclusions that formed the bases of the Board’s approval of the New Subadvisory Agreements are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. The Board did not quantify or assign relative weights to the factors. Each member of the Board may have assigned different weights to the factors.

In considering the approval of the New Subadvisory Agreements, the Board was able to draw on its knowledge of the Trust, the Funds, MIM, and each Subadviser. The Board considered the approval of the Original

Subadvisory Agreements, and considered the nature, extent and quality of services provided by the Subadvisers, their investment performance with regard to the management of their allocated portion of their respective Funds, and the relevant subadvisory fees.

The Board reviewed memoranda and supporting documentation provided by MIM and Franklin Resources regarding the Transaction, as well as copies of each proposed New Subadvisory Agreement. The Board noted that each New Subadvisory Agreement provided for the same services and fees as the Original Subadvisory Agreements and that the New Subadvisory Agreements were in all respects identical to the Original Subadvisory Agreements, except for the effective date. Given that the services and fees provided under the New Subadvisory Agreements were identical to the services and fees under the Original Subadvisory Agreements, the Board’s deliberations at the March Meeting remained relevant.

At the March Meeting, the Board considered multiple factors that they deemed relevant, including, but not limited to:

•	The form of the Original Subadvisory Agreements with each Subadviser.

•	The investment performance of each Fund and the performance of each Subadviser in achieving this performance.

•	Whether each Fund had operated in accordance with its investment objective.

•	The fairness of the compensation under the Funds’ investment advisory agreement and the Original Subadvisory Agreements.

•	The expense ratio to be borne by shareholders, considering the combined effect of the pricing structure of each Fund and existing fee waivers and expense reimbursements.

•	MIM’s investment principles.

•	The nature, extent and quality of services that MIM and each Subadviser provided and would be expected to provide to each Fund.

•

The background, experience, personnel, operations, technology, policies, procedures and compliance functions of MIM and each Subadviser, including their experience as managers of other funds and accounts, their investment management approaches and resources, their financial condition and their reputation in the industry.

•	The compatibility of each Subadviser’s operations, policies, procedures and compliance functions with those of MIM and other service providers to the Funds.

•	The CCO’s review of the compliance programs and capabilities of MIM and each Subadviser, including the policies and procedures in place to address actual and potential conflicts of interest.

•	MIM’s risk management program, especially those aspects of the program related to selecting and overseeing the Subadvisers.

•	The use of derivatives and other complex instruments to carry out each Fund’s investment goals.

•	Each Subadviser’s risk management program.

•	Profitability matters and economies of scale.

MIM recommended the approval of the New Subadvisory Agreements, pursuant to which each Subadviser would continue to serve as a subadviser of its respective Fund following the Transaction. The approval of the New Subadvisory Agreements was recommended by MIM because, among other factors, (i) the Transaction was not expected to have a material effect on the nature, extent or quality of the services provided by the Subadvisers to their respective Funds; (ii) each Subadviser’s personnel who have been responsible for managing the allocated portion of their respective Funds would continue to serve in their respective capacities following the Transaction;

(iii) the terms of the New Subadvisory Agreements were similar, in all material respects other than the effective date, to the Original Subadvisory Agreements that were approved by the Board at the March Meeting; and (iv) each Subadviser’s historical investment performance with respect to its management of their respective Funds had been acceptable.

Significant factors considered by the Board included the following:

Services Provided

The Board considered their analysis at the March Meeting of the nature, quality and extent of the services provided by each Subadviser to its respective Fund. At the March Meeting, the Board considered each relevant Fund’s investment goal, MIM’s and each Subadviser’s investment strategy to achieve that goal, and MIM’s and each Subadviser’s success in achieving, and ability to continue to achieve, that investment strategy. The Board also took note of the responsibilities that each Subadviser has with respect to the portion of a Fund’s assets allocated to the Subadviser by MIM. The Board noted their consideration at the March Meeting of the other investment advisory services offered by each Subadviser, and reviewed the allocation of assets and expenses among those services, as well as their fees, the reasons for differences in fees and any potential conflicts in connection with providing these services. The Board considered MIM’s rationale for recommending the continued retention of each Subadviser, and that the Transaction was not expected to have a material effect on the nature, extent or quality of the services provided by the Subadvisers to their respective Funds.

Based on their consideration and review of the foregoing factors, the Board concluded that they were satisfied with the nature, quality and extent of the overall services provided and to be provided by each Subadviser. The Board was confident in the abilities of each Subadviser to continue to implement the respective investment strategy of its relevant Fund and to continue to provide quality services to such Fund.

Investment Performance

The Board considered their analysis at the March Meeting regarding each Subadviser’s investment performance. The Board considered their prior comparison of this performance to peer groups and relevant benchmarks. The Board concluded that their prior consideration of the performance record for each Subadviser in managing their respective Funds supported a decision to approve the New Subadvisory Agreements.

The Cost of Services and Fund Expenses

The Board considered their analysis at the March Meeting regarding the cost of services provided and to be provided by MIM and the Subadvisers and the losses realized by MIM and each Subadviser from a relationship with the relevant Funds. At the March Meeting the Board had considered profitability information, expenses absorbed by MIM through fee waivers and reimbursements, comparative fee data, and actual and potential benefits (often called “fall-out benefits”) that accrue to MIM and the Subadvisers from managing their respective Funds. The Board noted that the subadvisory fees are paid to each Subadviser by MIM and are not additional fees borne by each Fund, and that these fees were the product of arms-length negotiations between MIM and each Subadviser. The Board considered that the subadvisory fees set forth under the proposed New Subadvisory Agreements would be the same as those set forth under the Original Subadvisory Agreements approved by the Board at the March Meeting, and that the investment advisory fees paid by the Funds would similarly remain unaffected by the Transaction. The Board also considered their analysis at the March Meeting regarding fund expenses. The Board concluded that their prior consideration of the cost of services and fund expenses as relevant to the Subadvisers and their relevant Funds supported a decision to approve the New Subadvisory Agreements.

Economies of Scale

The Board considered their analysis at the March Meeting of the economies of scale that may be realized by MIM and each Subadviser as each relevant Fund grows larger and the extent to which these economies would be shared with the Funds’ shareholders. For the reasons discussed at the March Meeting, the Board concluded that economies of scale continued to not be a significant factor with regard to the management fees paid by the Funds at this time given the current assets in the Funds and the limited operating history of the Funds and the expense limitation arrangements that are in effect.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Board—including a majority of the Independent Trustees with the assistance of counsel—approved the New Subadvisory Agreements and concluded that the subadvisory fee structure provided for in the agreements continued to be fair and reasonable.

GENERAL INFORMATION

Administrative and Accounting Services

The Northern Trust Company, located at 333 South Wabash Avenue, Chicago, Illinois 60604, serves as the Trust’s administrator and provides administrative and accounting services necessary for the operation of each Fund, including assistance in the preparation of financial reports to shareholders; reporting fund performance; support with respect to routine regulatory examinations of the Funds; assistance in preparing Fund expense projections and establishing accruals; arranging for the computation of data, including daily calculation of NAV; preparation for signature by an officer of the Trust certain documents required to be filed for compliance by the Trust with applicable laws and regulations including those of the SEC; preparation of tax returns; certain accounting, clerical and bookkeeping services; arranging for the maintenance of books and records of the Trust; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.

Principal Distribution Arrangements

Foreside Fund Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as principal underwriter in a continuous public offering of the Funds’ shares. Pursuant to a distribution agreement between Foreside and the Trust, on behalf of the Funds, Foreside acts as the Trust’s principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of the Funds’ shares. Foreside is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.

Payments to Affiliated Brokers

For the fiscal year ended April 30, 2020, none of the Funds paid any commissions to affiliated brokers.

Record of Beneficial Ownership

As of September 30, 2020, Morningstar Total Return Bond Fund had 54,228618.490 outstanding shares and net assets of $610,375,356, Morningstar U.S. Equity Fund had 12,301,666.610 outstanding shares and net assets of $1,295,775,401 and Morningstar Unconstrained Allocation Fund had 16,328,178.940 outstanding shares and net assets of $164,714,492. The owners of more than 5% of the outstanding shares of the shares as of September 30, 2020, are listed below. As of such date, the Trustees and officers of the Fund as a group did not own more than 1% of the outstanding shares of a Fund.

Morningstar Total Return Bond Fund
Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC BNYM IS Trust FBO Wrap Clients 760 Moore Road Mailstop 19K-0105 King of Prussia, PA 19406	19,571,410.094	36.03%	Record

National Financial Services LLC FTEB Our Clients 499 Washington Blvd. Jersey City, NJ 07310	21,224,064.806	39.07%	Record

TD Ameritrade Inc. FBO Our Clients P.O. Box 2226 Omaha, NE 68103-2226	4,120,887.212	7.59%	Record

LPL Financial FBO Customer Accounts P.O. Box 509046 ATTN: Mutual Fund Operations San Diego, CA 92150	3,781,574.183	6.96%	Record

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	3,454,495.507	6.36%	Record

Morningstar U.S. Equity Fund Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC BNYM IS Trust FBO Wrap Clients 760 Moore Road Mailstop 19K-0105 King of Prussia, PA 19406	46,984,720.044	37.80%	Record

National Financial Services LLC FTEB Our Clients 499 Washington Blvd. Jersey City, NJ 07310	44,628,711.636	35.90%	Record
TD Ameritrade Inc. FBO Our Clients P.O. Box 2226 Omaha, NE 68103-2226	14,525,126.883	11.69%	Record

LPL Financial FBO Customer Accounts P.O. Box 509046 ATTN: Mutual Fund Operations San Diego, CA 92150	7,987,662.958	6.43%	Record

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	7,144,051.061	5.75%	Record

Morningstar Unconstrained Allocation Fund Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC BNYM IS Trust FBO Wrap Clients 760 Moore Road Mailstop 19K-0105 King of Prussia, PA 19406	5,929,776.382	36.32%	Record

National Financial Services LLC FTEB Our Clients 499 Washington Blvd. Jersey City, NJ 07310	6,311,815.182	38.66%	Record

TD Ameritrade Inc. FBO Our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,641,505.524	10.05%	Record

LPL Financial FBO Customer Accounts P.O. Box 509046 ATTN: Mutual Fund Operations San Diego, CA 92150	976,438.875	5.98%	Record

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	1,031,599.251	6.32%	Record

SHAREHOLDER REPORTS

Additional information about the Funds will be available in the Trust’s annual report to shareholders for the period ended April 30, 2020. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. A copy of the Trust’s most recent shareholder report may be obtained, without charge, and a shareholder may notify the Trust of his or her instructions for future receipt of shareholder reports by writing to Morningstar Funds Trust, 22 W. Washington Street, Chicago, Illinois 60602, by calling (877) 626-3224 or by sending an email to MorningstarFunds@ntrs.com. Only one shareholder report will be delivered to multiple security holders sharing an address unless the Trust has received contrary instructions from one or more of the security holders. Security holders who wish to receive separate copies of notices in the future, and security holders sharing an address who wish to receive a single copy if they currently are receiving multiple copies, should contact the Fund at the address, phone number, or e-mail listed above.